EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS
                        --------------------------------

Board  of Directors Syndicationnet.Com, Inc.
Falls Church, VA

We hereby consent to the use in this Registration Statement of Syndicationnet.com, Inc. on Form SB-2 of our report dated March 27, 2001 of
Syndicationnet.com, Inc. for the years ended December 31, 2000 and 1999, which are part of this Registration Statement, and to all references to our firm included in this Registration Statement.


H J & Associates,  L.L.C.
Salt  Lake  City,  Utah


September 28,  2001